SOLD NOTE

Name of Purchaser (Transferee):       WEIXIN INTERNATIONAL CO., LIMITED

Address:   Sea Meadow House Blackburne Highway (P.O. Box 116) Road Town, Tortola

   British Virgin Islands______________________________________________

Occupation:             Merchant

Name of Company in which the shares(s) to be transferred:

                   WEI XIN HOLDING GROUP LIMITED

Number of Shares: ___________10,000____________________ of HK$       1.00     each

Consideration received: HONG KONG DOLLARS ______________________________

_____________________________________________(HK$ ____10,000.00_____)

/s/ Wan Hongbing

Date:  10/8/2010                                                                        WAN HONGBING

       Signature of Seller (Transferor)

BOUGHT NOTE

Name of Seller (Transferor):         WAN HONGBING

Address:  Room 402, No. 172, Huajing Road, Tianhe Qu, Guangzhou City, Guangdong Province

  China

Occupation:                  Merchant__________________________________________

Name of Company in which the shares(s) to be transferred:

                           WEI XIN HOLDING GROUP LIMITED______________________

Number of Shares: ___________10,000____________________ of HK$       1.00     each

Consideration received: HONG KONG DOLLARS ______________________________

_____________________________________________(HK$ ____10,000.00_____)

Date:  10/8/2010                                              /s/ [ILLEGIBLE SIGNATURE]

WEIXIN INTERNATIONAL CO., LIMITED

Signature of Purchaser (Transferee)

Instrument Of Transfer

WEI XIN HOLDING GROUP LIMITED

I / WE                                                     WAN HONGBING                                                       (Transferor)

Of   Room 402, No. 172, Huajing Road, Tianhe Qu, Guangzhou City, Guangdong Province, China.

____________________________________________________________________________

in consideration of the Sum of Dollars       10,000

________________________________________________________________________________

Paid to me (us) by (Transferee)             WEIXIN INTERNATIONAL CO., LIMITED

(occupation)        Merchant _____ of (full address) Sea Meadow House Blackburne Highway

(P.O. Box 116) Road Town, Tortola British Virgin Islands

(hereinafter called “the said Transferee” do hereby transfer to the said Transferee the

10,000           Shares numbered                             00001-10,000                          standing in

My (our) names(s) in the Register of             WEI XIN HOLDING GROUP LIMITED

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I (we) hold the same at the time of execution hereof.   And I (we) the said Transferee do hereby agree to take the said Shares subject to the same conditions.

WITNESS our hands the 10th   day of August  2010

Signed by the transferor in the

presence of: __________________________________                                 /s/ Wan Hongbing

Address:_____________________________________                                 WAN HONGBING

              _____________________________________                                       Transferor

Signed by the transferee in the

presence of:__________________________________                                   /s/ [ILLEGIBLE SIGNATURE]

Address:_____________________________________                                  WEIXIN INTERNATIONAL CO., LIMITED

              _____________________________________                                        Transferee